Exhibit 10.32

PLC Tract No. 150

AMENDMENT NUMBER TWO

TO

GROUND LEASE AGREEMENT

STATE OF LOUISIANA:

PARISH OF CALCASIEU:

This Amendment Number Two to Ground Lease Agreement is entered into effective as of this 1st of March, 2007, by and between:

Lake Charles Harbor & Terminal District, (ID#xx-xxx0643), a political subdivision of the State of Louisiana, having a mailing address of P.O. Box 3753, Lake Charles, Louisiana 70602, hereinafter called the “District”, and represented by it duly authorized Port Director, R. Adam McBride; and

PNK (Lake Charles), L.L.C., (ID#xx-xxx4452), a Louisiana Limited Liability Company, domiciled in East Baton Rouge Parish, having a mailing address of 777 Avenue L’Auberge, Lake Charles, Louisiana, 70601, hereinafter sometimes referred to as “Tenant”, and represented by its sole member, Pinnacle Entertainment, Inc., through its duly authorized representative,

WHEREAS, as of August 21, 2003, but effective August 19, 2002, the District and Tenant entered into a Ground Lease Agreement (the “Lease”) whereby the District leased to Tenant certain property (the “Project Site” as defined in the Lease) owned by the District and located within the City of Lake Charles, Parish of Calcasieu, State of Louisiana, more fully described by reference to that certain Memorandum of Lease dated August 21, 2003, and recorded under Clerk’s File No. 2639841 in Conveyance Book 3026, page 632, of the public records of Calcasieu Parish, State of Louisiana; and

WHEREAS, the District and Tenant entered into Amendment Number One to Ground Lease Agreement (“Amendment One”) on May 27, 2005, by instrument recorded in Conveyance Book 3178, page 137, and recorded under Clerk’s File No. 2639841 of the records of Calcasieu Parish, State of Louisiana, in order to add certain parcels of land to the Project Site; and

WHEREAS, Tenant has constructed a roadway on and along a strip of land adjacent to the east boundary of the Project Site in order to provide access to the Project Site from Interstate Highway I-210; and

WHEREAS, the District and Tenant have agreed that the roadway will not be dedicated to City of Lake Charles as a public street but shall become part of the Project Site maintained by the Tenant; and

WHEREAS, the District and the Tenant have agreed to amend the Lease to add this strip of land to the Project Site and to adjust the rent accordingly;

NOW THEREFORE, for the same consideration expressed in the Lease, and as hereinafter set forth, the District and Tenant amend the Lease and Amendment One to include within the Project Site that parcel of real property described on Exhibit “AM-1” and depicted on Exhibit “AM-2” attached hereto and made a part hereof, subject to the terms and conditions of the Lease and Amendment One and the additional covenants set forth below:

1.5	The inclusion of the real property described on Exhibits “AM-1” and “AM-2” as part of the Project Site is made subject to all rights of way and servitudes of record. In addition, the District reserves unto itself the right to establish, construct, and maintain servitudes for utilities and reserves unto itself or its tenants of the property located West and South of the property leased to the Tenant pursuant to the Lease the right of ingress and egress on and along the parcel of land described on Exhibit “AM-1”. In the event the District or a tenant desires to utilize the roadway depicted on Exhibit “AM-2” for ingress and egress, the District agrees that at such time the rent provided for in Section 1.6 shall be reduced by fifty (50%) and the District and/or its tenants shall agree to pay one-half of the cost of the future maintenance of the roadway from the date that it is first utilized by the District or its tenant.

Further, Tenant shall not block, restrict, or interfere with the flow of traffic into or from Parcel 4 as depicted on Exhibit “AM-2”. In the event that the District or a tenant of Parcel 4 establishes a point of ingress or egress along the roadway adjacent to Parcel 4, the District agrees that the rent provided in Section 1.6 hereof shall be reduced in the proportion that the area (acreage) contained within the roadway adjacent to Parcel 4 bears to the area (acreage) of the total roadway. The District further agrees that it or its tenant of Parcel 4 shall pay a share of the future maintenance of the roadway in the same proportion that the rent is reduced, commencing with the date that the roadway is first used by the District or such tenant.

1.6	Tenant and the District agree that as to the Property described on Exhibit “AM-1” and depicted on Exhibit “AM-2”, Tenant shall pay to the District as additional annual rent the sum of $22,000.00 commencing on March 1, 2007, payable in accordance with the terms for the calculation of the rental as set forth on Corrected Exhibit “3”, paragraph A, of the Lease. The additional annual rent provided for in this Section 1.6 shall not be subject to any credits, including the credits for mitigation expenses for wetlands provided for in paragraph C on the Corrected Exhibit “3” of the Lease.

1.7	Tenant agrees that, notwithstanding any agreement to the contrary, it shall not be entitled to receive any reimbursement or payments of any kind relating to Tenant’s construction of the Texas Turnaround Road on the property depicted on Exhibit “AM-2” or located on other adjacent properties.

Except as amended by Amendment One and this Amendment Number Two, the Lease remains in full force and effect.

All other terms, conditions and agreements set forth in the Lease which are not inconsistent to the provisions of Amendment One are specifically adopted and made a part of Amendment One.

All other terms, conditions and agreements set forth in the Lease and Amendment One which are not inconsistent to the provisions of Amendment Number Two to Ground Lease Agreement are hereby specifically adopted and made a part of this Amendment Number Two to Ground Lease Agreement.

THUS DONE AND SIGNED on this 14th day of March, 2007, at Lake Charles, Louisiana, in the presence of the undersigned competent witnesses:

WITNESSES:	LAKE CHARLES HARBOR AND TERMINAL DISTRICT

BY:
(signature)	R. ADAM McBRIDE, PORT DIRECTOR
Patricia Charles
(print name)

(signature) SHARON EDWARDS (print name)	Approved by:

MICHAEL K. DEES.
General Counsel, Port

THUS DONE AND SIGNED on this 12th day of March, 2007, at LAS VEGAS, NEVADA, in the presence of the undersigned competent witnesses:

WITNESSES:	PNK (LAKE CHARLES), L.L.C.

BY: PINNACLE ENTERTAINMENT, INC.
(signature)

Amy Stevens
(print name)	ITS: Sole Member

BY:

Its:
(signature)	John A. Godfrey Executive Vice President, Secretary and General Counsel
Elaine Pumphrey
(print name)

EXHIBIT “AM-1”

PNK (Lake Charles), L.L.C.

Additional Lease Property

Description:

That certain tract or parcel of land lying in Lot 16 of Section 11, Township 10 South, Range 9 West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Commencing at the corner common to the Southwest comer of Lot 16 of Section 11 and the Northwest corner of Northeast Quarter of the Northeast Quarter (NE/4-NE/4) of Section 14 all in Township 10 South, Range 9 West, Calcasieu Parish, Louisiana;

Thence South 89° 11’ 50” East, along the line contiguous with the South line of said Section 11, the North line of said Section 14 and the North line of Parcel 2 of the survey for Pinnacle Entertainment conducted by Morrison Surveying, Inc, revise dated 8/21/03, for a distance of 102.0 feet to a point lying 150.0 feet perpendicular to the Westerly line of irregular Section 38, Township 10 South, Range 9 West, Calcasieu Parish, Louisiana, the Point of Beginning and Southwest corner of herein described tract;

Thence North 22° 21’ 49” East, 150.0 feet Westerly of and parallel with the West line of said Irregular Section 38, for a distance of 1308.37 feet to the intersection with the South right-of-way line of the entrance road to L’auberge du Lac Hotel and Casino, said point being in a curve to the left having a central angle of 50° 25’ 21” and a radius of 400.0 feet, the Northwest corner of herein described tract;

Thence, along said curve to the left, for an arc length distance of 151.15 feet to the intersection with the section line being contiguous with the Easterly line of the aforesaid Section 11 and the Westerly line of Irregular Section 38 and the West property line of Sam’s Club, the Northeast corner of herein described tract;

Thence South 22° 21’ 49” West, along said contiguous line, for a distance of 1257.58 feet to the intersection with a line contiguous with the South line of the aforesaid Section 11, the North line of the aforesaid Section 14 and the North line of the aforesaid Parcel 2, the Southeast corner of herein described tract;

Thence North 89° 11’ 50” West, along said contiguous Section line, for a distance of 161.29 feet to the Point of Beginning.

Herein described tract containing 4.40 acres, more or less.

EXHIBIT “AM-2”